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                                                                    Exhibit 10.2



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NOTICE OF GRANT OF STOCK OPTIONS                AAVID THERMAL TECHNOLOGIES, INC.
AND OPTION AGREEMENT                            ID: 02-0466826
                                                One Eagle Square, Suite 509
                                                Concord, NH 03301, USA
                                                Telephone: (603) 224-1117
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STEPHEN D. ELDRED                               OPTION NUMBER: 00000356
94 SCHOOL STREET                                PLAN:          ISO
CONCORD, NH 03301                               ID:            ###-##-####

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Effective 6/19/97, you have been granted a(n) Incentive Stock Option to buy
65,000 shares of Aavid Thermal Technologies, Inc. (the Company) stock at $16.5000 per share.

The total option price of the shares granted is $1,072,500.00.

Shares in each period will become fully vested on the date shown.


   Shares         Vest Type      Full Vest     Expiration
------------    ------------   ------------   ------------
   16,250       On Vest Date      8/20/97       6/19/07
   16,250       On Vest Date      8/20/98       6/19/07
   16,250       On Vest Date      8/20/99       6/19/07
   16,250       On Vest Date      8/20/00       6/19/07


The terms of the Plan and any rules and regulations of the committee of the Board of Directors of the Company that administers the Plan are incorporated in this Agreement as if fully set forth in it. On the reverse side of this Agreement are some additional terms of this Option and a brief description of some of the provisions of the Plan. In the case of any ambiguity or any conflict between the terms on the reverse side and the Plan, the provisions of the Plan shall govern.

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

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/s/ Ronald F. Borelli                        November 14, 1997
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Aavid Thermal Technologies, Inc.             Date

/s/ Stephen D. Eldred                        April 22, 1998
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Stephen D. Eldred                            Date


                                                                Date: 11/14/97
                                                                Time: 2:50:00 PM
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               ADDITIONAL INCENTIVE STOCK OPTION AGREEMENT TERMS


1. Not an Agreement to Employ. Nothing in this Option Agreement in any way affects your right to resign from the Company's employ or the Company's right to terminate your employment.

2. Exercises. For an exercise to be effective, the Company must receive from you:

     a) A written notice signed by you stating the Option Grant Date and the number of Option Shares you wish to purchase; and

     b) Payment for the Option Shares either (i) by cashier's or certified check; or (ii) by the surrender of company common stock having a fair market value equal to the purchase price of the Option Shares being purchased, all according to the rules and regulations of the Committee.

3. Option Shares. The Company will not be obligated to deliver any Option Shares to you unless:

     a) Provision acceptable to the Company has been made for the payment of any federal, state and local taxes that are due or that are required to be withheld by the Company because of the purchase of the Option
          Shares:

     b) There has been compliance with all federal and state laws and regulations that the Company deems applicable, and all other legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel.

4. Non-Transferability. Except as expressly otherwise provided in the Plan, this Option is exercisable only by you during your lifetime. In addition, this Option may not be assigned or transferred except by your will or according to laws of descent and distribution in the absence of a will.

5. Termination of Employment. You must be employed on the Vest Date for the Option shares to vest. The time you have to exercise the vested Option Shares may vary depending on the reason for termination.

     a) If the termination of your employment is by reason of your death, this Option may be exercised as to all then vested and unexercised shares by your estate, personal representative or beneficiary at any time prior to the earlier of the specified expiration date or one year from the date of your death.

     b) If the termination of your employment is by reason of your disability or retirement, you may exercise this Option as to all then vested and unexercised shares at any time prior to the earlier of the specified expiration date or one year from the date of the termination of your employment.

     c) If the termination of your employment is for fraud, dishonesty or conviction of a felony (as determined by the Committee), this Option shall terminate effective upon the termination of your employment.

     d) If the termination of your employment is for any other reason, you may exercise this Option as to all then vested and unexercised shares at any time prior to 90 days after your employment terminates.

6. Adjustment. As more fully described in the Plan, the number and kind of shares issuable under this Option and the Option Price per Share will be adjusted to account for any reorganization, merger, recapitalization, or the like, that affects the Company's shares.


              YOU SHOULD ALSO REFER TO THE 1994 STOCK OPTION PLAN.
                  A COPY WILL BE FURNISHED TO YOU ON REQUEST.